UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 6, 2010

Verigy Ltd.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual general meeting of shareholders on April 6, 2010 are as follows:

	For	Against	Abstain	Broker Non-Votes
1. Election of Directors

Eric Meurice	44,581,006	113,218	39,045	7,870,217

Steven W. Berglund	44,580,827	118,861	33,581	7,870,217

Claudine Simson	44,587,544	110,984	34,741	7,870,217

2. To approve re-appointment of PricewaterhouseCoopers LLP to serve as the independent Singapore auditor for the fiscal year ending October 31, 2010, and to authorize the Board of Directors to fix PricewaterhouseCoopers LLP’s remuneration.	52,397,262	134,009	72,215	—

3. To approve annual cash compensation for Verigy’s current non-employee directors for the approximately one year period commencing on the date of our 2010 Annual General Meeting of Shareholders and ending on the day immediately prior to our 2011 Annual General Meeting of Shareholders, and for each 12-month period thereafter.	50,749,101	706,351	1,148,034	—

4. To approve the authorization for the Board of Directors to allot and issue ordinary shares.	43,630,438	903,930	198,901	7,870,217

5. To approve the Share Purchase Mandate relating to the acquisition by Verigy of its own ordinary shares.	44,437,628	98,715	196,926	7,870,217

6. To approve the amendment of the 2006 Equity Incentive Plan to increase the maximum number of ordinary shares authorized for issuance thereunder by 3,000,000, from 10,300,000 ordinary shares to 13,300,000 ordinary shares.	27,763,308	15,913,142	1,056,819	7,870,217

7. To approve the amendment of the 2006 Employee Shares Purchase Plan to increase the maximum number of ordinary shares authorized for issuance thereunder by 1,500,000, from 1,700,000 ordinary shares to 3,200,000 ordinary shares.	43,325,231	350,106	1,057,932	7,870,217

Under Verigy’s Articles of Association, each of the director nominees was re-elected, having received “For” votes from a majority of the number of shares present in person at the annual general meeting of shareholders or represented by proxy at the meeting and entitled to vote. Each of Proposals 4-9 also passed, having received “For” votes from a majority of the number of shares present in person at the annual general meeting of shareholders or represented by proxy at the meeting and entitled to vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	2006 Equity Incentive Plan, as amended as of January 19, 2010.

10.2*	2006 Employee Shares Purchase Plan, as amended as of December 2, 2009.

*	Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/s/ MARGO M. SMITH
Margo M. Smith

Date: April 7, 2010

Exhibit Index

Exhibit Number	Description

10.1*	2006 Equity Incentive Plan, as amended as of January 19, 2010.

10.2*	2006 Employee Shares Purchase Plan, as amended as of December 2, 2009.

*	Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.